EXHIBIT 10.2

                                               [LOGO] The Royal Bank of Scotland

                                                               Financial Markets

                                                                 280 Bishopsgate

                                                                 London EC2M 4RB

Memorandum                                                       May 30, 2006

To Wells Fargo Bank, N.A. as securities administrator on behalf of the Supplemental Interest Trust with respect to Wells Fargo Home Equity Asset-Backed Certificates, Series 2006-1 (such trust, the "Supplemental Interest Trust") created under the Pooling and Servicing Agreement (as defined below)
                Wells Fargo Bank, N.A.
Address         9062 Old Annapolis Road
                Columbia, Maryland 21045


Attention       Client Manager - Wells Fargo Home Equity Asset-Backed
                Certificates, Series 2006-1
                Telephone: 410-884-2000
                Facsimile:  410-715-2380

CC:             Greenwich Capital Markets, Inc.

Address         600 Steamboat Road
                Greenwich, CT 06830

From:           The Royal Bank of Scotland plc

Address         280 Bishopsgate
                London EC2M 4RB

Attention       Legal Department - Derivatives Documentation
                Telephone: (203) 618-2531/2532
                Facsimile: (203) 618-2533/2534

Reference       D9003513
Numbers

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the transaction entered into between Wells Fargo Bank, N.A. as securities administrator (the "Securities Administrator") under the Pooling and Servicing Agreement (as defined below) on behalf of the Supplemental Interest Trust and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement (the "Agreement") constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified in paragraph 1 below. In this Confirmation, "Party A" means The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc., and "Party B" means Wells Fargo Bank, N.A. as Securities Administrator on behalf of the Supplemental Interest Trust.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of May 30, 2006, among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as Servicer and Securities Administrator and HSBC Bank USA, National Association, as trustee.

1 This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, the parties agree that for the purposes of this Transaction, this Confirmation will supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form (but without any Schedule except for the elections noted below) on the Trade Date of the Transaction (such agreement, the "Form Master Agreement"). In the event of any inconsistency between the provisions of the Form Master Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      Each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (a)               Non-Reliance

            Each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. Further, such party has not received from the other party any assurance or guarantee as to the expected results of this Transaction.

      (b)               Evaluation and Understanding

            It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the financial and other risks of this Transaction.

      (c)               Status of Parties

            The other party is not acting as an agent, fiduciary or advisor for it in respect of this Transaction.

2 The terms of the particular Transaction to which this Confirmation relates are as follows:


 Notional Amount:              With respect to any Calculation Period, the
                               amount set forth on Schedule A attached hereto.

 Trade Date:                   May 22, 2006

 Effective Date:               May 30, 2006

 Termination Date:             May 25, 2011


 Fixed Amounts:

 Fixed Rate Payer:             Party B

 Fixed Rate Payer Period End   The 25th day of each month of each year
 Dates:                        commencing June 25, 2006, through and
                               including the Termination Date, subject to adjustment in accordance with the Business Day
                               Convention.

 Fixed Rate Payer Payment      Early Payment shall be applicable.  The
 Dates:                        Fixed Rate Payer Payment Dates shall be one
                               (1) Business Day prior to each Fixed Rate Payer
                               Period End Date, subject to adjustment in accordance with the Business Day Convention.

 Fixed Rate:                   5.36%

 Fixed Rate Day Count          Actual/360
 Fraction:

 Upfront Fee:                  Party A will pay Goldman Sachs & Co USD
                               [______] on the Effective Date.


 Floating Amounts:

 Floating Rate Payer:          Party A

 Floating Rate Payer Period    The 25th day of each month of each year,
 End Dates:                    commencing on June 25, 2006, through and
                               including the Termination Date, subject to adjustment in accordance with the Business Day
                               Convention.

 Floating Rate Payer Payment   Each Fixed Rate Payer Payment Date.
 Dates:

 Floating Rate for Initial     To be determined.
 Calculation Period:

 Floating Rate Option:         USD-LIBOR-BBA.

 Floating Amount:              To be determined in accordance with the
                               following formula: the greater of (i)
                               Floating Rate Option * Notional Amount *
                               Floating Rate Day Count Fraction and (ii) zero.

 Designated Maturity:          1 Month

 Spread:                       None

 Floating Rate Day Count       Actual/360
 Fraction:

 Reset Dates:                  The first day of each Calculation Period.

 Business Days for Payments:   New York

 Business Day Convention:      Modified Following

 Calculation Agent:            Party A; provided, however, that if an Event
                               of Default occurs with respect to Party A, then
                               Party B shall be entitled to appoint a financial institution which would qualify as a Reference
                               Market-Maker to act as Calculation Agent (such financial institution subject to Party A's consent).

3     Form Master Agreement

      (a)   "Specified Entity" means, in relation to Party A, for the purpose of
            Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (b)   "Specified Entity" means, in relation to Party B, for the purpose of
            Section 5(a)(v), Section 5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

      (c) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

      (d) The "Cross Default" provisions of Section 5(a)(vi) will not apply to Party A or Party B.

      (e) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

      (f) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Form Master Agreement will not apply to Party A or to Party B.

      (g) The "Credit Support Default" provisions of Section 5(a)(iii) of the Form Master Agreement will not apply to Party A or to Party B.

      (h) The "Misrepresentation" provisions of Section 5(a)(iv) of the Form Master Agreement will not apply to Party A or to Party B.

      (i) The "Default Under Specified Transaction" Provisions of Section 5(a)(v) of the Form Master Agreement will not apply to Party A or to Party B.

      (j) The provisions of Section 5(a)(vii)(2) of the Form Master Agreement will not apply to Party B.

      (k) The "Automatic Early Termination" provision of Section 6(a) of the Form Master Agreement will not apply to Party A or to Party B.

      (l) The Form Master Agreement will be governed by, and construed in accordance with, the laws of the State of New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

      (m)   The phrase "Termination Currency" means United States Dollars.

      (n) For the purpose of Section 6(e) of the Form Master Agreement, Market Quotation and Second Method will apply.

4     Tax Representations

      Payer Representations For the purpose of Section 3(e) of the Form Master Agreement, each of Party A and Party B will make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Form Master Agreement and
      (iii) the satisfaction of the agreement of the other party contained in
      Section 4(d) of the Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Form Master Agreement by reason of material prejudice to its legal or commercial position.

      Payee Representations For the purpose of Section 3(f) of the Form Master Agreement, Party A and Party B make the following representations:

      (i)   Party A represents that

            (A)   it is a tax resident of the United Kingdom;

            (B) it is a "foreign person" within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person;

            (C) in respect of each Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated (in whole or part) for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction (or portion thereof, if applicable) will be effectively connected with its conduct of a trade or business in the United States; and

            (D) in respect of all other Transactions or portions thereof, no such payment received or to be received by it in connection with this Agreement is attributable to a trade or business carried on by it through a permanent establishment in the United States.

      (ii) Party B represents that it is the Securities Administrator under the Pooling and Servicing Agreement acting on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement.

5     Recording of Conversations

      Each party to this Transaction acknowledges and agrees to the tape (and/or other electronic) recording of conversations between the parties to this Transaction whether by one or other or both of the parties or their agents.

6     Credit Support Document

      In relation to Party A:       Not Applicable.

      In relation to Party B:       Not Applicable.

7     Credit Support Provider

      In relation to Party A:       Not Applicable.

      In relation to Party B:       Not Applicable.

8     Account Details

      Account for payments to Party A:

            USD

            For the account of The Royal Bank of Scotland Financial Markets Fixed Income and Interest Rate Derivative Operations, London SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33 Account Number 400930153/ABA 021000021

      Account for payments to Party B:

            Wells Fargo Bank, N.A.

            ABA #:            121000248
            Account Name:     SAS Clearing
            ACCT #:           3970771416
            FCC to:           50921201, Reference WFHET 2006-1 Reserve Account

9     Offices

      The Office of Party A for this Transaction is:

            London

      The Office of Party B for this Transaction is:

            Columbia, MD

10    Additional Provisions

      Fully-Paid Transactions

            Notwithstanding the terms of Sections 5 and 6 of the Form Master Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under
            Section 2(a)(i) of the Form Master Agreement and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Form Master Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Form Master Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the Form Master Agreement with respect to Party A as the Affected Party or (ii)
            Section 5(b)(iii) of the Form Master Agreement with respect to Party A as the Burdened Party.

11    Compliance with Regulation AB

      (a) Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the Issuing Entity, is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended ("Regulation AB"), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (b) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent or more, then the Depositor may request on a Business Day after the date of such determination from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors' consent (such request, a "10% Swap Disclosure Request" and such requested information, subject to the last sentence of this paragraph, is the "10% Swap Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 10% Swap Disclosure Request. The parties hereto further agree that the 10% Swap Financial Disclosure provided to meet the 10% Swap Disclosure Request may be, solely at Party A's option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

      (c) Upon the occurrence of a 10% Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Swap Financial Disclosure or
            (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the 10% Swap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Swap Financial Disclosure. If permitted by Regulation AB, any required 10% Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

      (d) If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nineteen
            (19) percent or more, then the Depositor may request on a Business Day after the date of such determination from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a "20% Swap Disclosure Request" and such requested information is the "20% Swap Financial Disclosure"). Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor's determination that led to the 20% Swap Disclosure Request.

      (e) Upon the occurrence of a 20% Swap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Swap Financial Disclosure, (ii) subject to Rating Agency Confirmation, secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 20% Swap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Swap Financial Disclosure or
            (iii) subject to Rating Agency Confirmation, obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to provide the 20% Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Swap Financial Disclosure. If permitted by Regulation AB, any required 20% Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

12    Additional Termination Events

      The following Additional Termination Events will apply:

      (a)   a Ratings Event has occurred and Party A has not complied with
            Section 12 below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (b) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 10% Swap Disclosure Request complied with the provisions set forth in clauses (b) and (c) of Paragraph 10 above (provided that if the significance percentage is 10% or more and less than 20% when the 10% Swap Disclosure Request is made or reaches 10% after a 10% Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (b) and (c) of Paragraph 10 above within 5 days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (c) If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Swap Disclosure Request complied with the provisions set forth in clauses (d) and (e) of Paragraph 10 above (provided that if the significance percentage is 20% or more when the 20% Swap Disclosure Request is made or reaches 20% after a 20% Swap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (d) and
            (e) of Paragraph 10 above within 5 days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (d) Upon the irrevocable direction to dissolve or otherwise terminate the Trust or Supplemental Interest Trust following which all assets of the Trust and/or the Supplemental Interest Trust, as applicable, will be liquidated and proceeds of such liquidation will be distributed to certificateholders. Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding Section 6(b)(iv) of the Form Master Agreement, both Party A and Party B shall have the right to designate an Early Termination Date in respect of this Additional Termination Event.

      (e) The Pooling and Servicing Agreement is amended, supplemental or otherwise modified without the prior written consent of Party A, where such consent is required pursuant to the Pooling and Servicing Agreement and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

13    Ratings Event

      If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable Credit Support Provider), then Party A shall within 30 days of such Ratings Event, at its own expense and subject to the Rating Agency Condition, (i) assign this Transaction to a third party that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation, which party is approved by Party B, which approval shall not be unreasonably withheld, (ii) obtain a guaranty of, or a contingent agreement of, another person with the Approval Rating Thresholds to honor Party A's obligations under this Agreement, provided that such other person is approved by Party B, such approval not to be unreasonably withheld, (iii) post collateral under agreements and other instruments which will be sufficient to restore the immediately prior ratings of the Certificates, or (iv) establish any other arrangement which will be sufficient to restore the immediately prior ratings of the Certificates. For avoidance of doubt, a downgrade of the ratings on the Certificates could occur in the event that Party A does not post sufficient collateral.

      Notwithstanding the foregoing, if a Further Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall, within (10) days of such Further Ratings Event at its own expense and subject to the Rating Agency Condition (unless, within 10 days of such Further Ratings Event, S&P has reconfirmed the rating of the Securities which was in effect immediately prior to such Further Ratings Event), (i) assign this Transaction hereunder to a third party that meets or exceeds, or as to which any applicable credit support provider of such third party meets or exceeds, the Approved Ratings Thresholds on terms substantially similar to this Confirmation or (ii) obtain a guaranty of Party A's obligations under this Transaction from a third party that meets or exceeds the Approved Ratings Threshold.

      For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider) if (a) either (i) if such entity only has a long-term rating by Moody's, its long-term senior unsecured and unsubordinated debt ceases to be rated at least "Aa3" by Moody's and if rated "Aa3" by Moody's is not on watch for downgrade or (ii) if such entity has both a long-term and a short-term rating by Moody's, its long-term senior unsecured and unsubordinated debt ceases to be rated at least "A1" by Moody's and its short-term unsecured and unsubordinated debt ceases to be rated at least "P-1" by Moody's and, in each case, is not on watch for downgrade by Moody's and (b) either (i) such entity's short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P or (ii) if such entity does not have a short-term rating by S&P, its long-term unsecured and unsubordinated debt ceases to be rated at least "A+" by S&P, with such ratings being referred to herein as the "Approved Rating Thresholds," unless, within thirty (30) days hereafter, each of S&P and Moody's has reconfirmed the ratings of the Certificates, as applicable, which was in effect immediately prior thereto.

      A "Further Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), if its long-term unsecured and unsubordinated debt ceases to be rated at least "BBB-" by S&P or its short-term unsecured and unsubordinated debt ceases to be rated at least "A-3" by S&P (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider).

      "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given prior notice of that action and that each of the Rating Agencies shall have notified Party A and Party B in writing that such action will not result in a reduction, qualification or withdrawal of then-current rating of the Certificates that it maintains.

      "S&P" means Standard and Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc.

      "Moody's" means Moody's Investors Service, Inc.

14    Waiver of Right to Trial by Jury

      EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

15    Eligible Contract Participant

      Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

16    Notice by Facsimile Transmission

      Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words ";provided, however, any such notice or other communication may be given by facsimile transmission (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine)".

17    Multibranch Party

      For purpose of Section 10(c) of the Form Master Agreement: (a) Party A is a Multibranch Party; and (b) Party B is not a Multibranch Party.

18    Other provisions

      (f)   Addresses for notices. As set forth on page 1 hereof.

      (g) For the purpose of Section 13(c) of the Form Master Agreement: (i) Party A appoints as its Process Agent, not applicable; and (ii) Party B appoints as its Process Agent, not applicable.

      (h) Section 12(a)(ii) of the Form Master Agreement is deleted in its entirety.

      (i) Documents to be Delivered. For the purpose of Section 4(a) of the Form Master Agreement:

(i)   Tax forms, documents or certificates to be delivered are:

Party required to deliver document      Form/Document/Certificate             Date by which to be delivered

Party A and Party B                     Any form or document required or      Promptly upon reasonable demand by
                                        reasonably requested to allow the     the other party.
                                        other party to make payments under
                                        the Agreement without any deduction
                                        or withholding for or on account of
                                        any Tax, or with such deduction or
                                        withholding at a reduced rate.

(ii) Other documents to be delivered and covered by the Section 3(d) representation are:--

Party required to         Form/Document/Certificate              Date by which to be     Covered by Section 3(d)
deliver document                                                 delivered               Representation

Party A and Party B       A certificate of an authorized         Upon the execution      Yes
                          officer of the party, as to the        and delivery of this
                          incumbency and authority of the        Confirmation
                          respective officers of the party
                          signing this Confirmation

Party B                   The Pooling and Servicing Agreement    Within 15 days of the   No
                                                                 execution and
                                                                 delivery of this
                                                                 Confirmation.

Party A and Party B       Legal opinion[s] with respect to       Upon the execution      No
                          such party and its Credit Support      and delivery of this
                          Provider, if any, for it, reasonably   Confirmation
                          satisfactory in form and substance
                          to the other party relating to the
                          enforceability of the party's
                          obligation under this Agreement.

      (j)   Limitation of Liability

            It is expressly understood and agreed by the parties hereto that (a) this letter agreement is executed and delivered by the Securities Administrator, not individually or personally but solely as the Securities Administrator on behalf of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein are made on the part of Party B and intended not as personal representations, undertakings and agreements by the Securities Administrator but are made and intended for the purpose of binding only Party B, (c) nothing herein contained shall be construed as creating any liability on the Securities Administrator, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this letter agreement and by any person claiming by, through or under such parties, and (d) under no circumstances shall the Securities Administrator be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this letter agreement.

      (k) This letter agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

      (l) USA PATRIOT Act Notice. Party A hereby notifies Party B that pursuant to the requirements of the USA PATRIOT ACT (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended (the "Act"), it is required to obtain, verify and record information that identifies Party B, which information includes the name and address of Party B and other information that will allow Party A to identify Party B in accordance with the Act.

      (m) Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

      (n)   Proceedings

            Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the Certificates, provided that nothing herein shall preclude, or be deemed to estop Party A from taking any action in any case or proceeding voluntarily filed or commenced by or on behalf of Party B or in any involuntary case or proceeding after it has been commenced.

      (o)   Set-off

            Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set-off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Form Master Agreement shall not apply for purposes of this Transaction.

      (p)   Section 1(c)

            For purposes of Section 1(c) of the Form Master Agreement, this Transaction shall be the sole Transaction under the Agreement.

      (q)   Transfer and Amendment

            Subject to Part 13 herein, no transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless the Rating Agency Condition has been satisfied.

                       [remainder of page intentionally left blank]

THE ROYAL BANK OF SCOTLAND PLC


By: Greenwich Capital Markets, Inc., its agent


By: /s/ Giuliano Granata
    --------------------------

Authorized Signatory

Confirmed as of the date above;


Wells Fargo Bank, N.A., not individually but solely as securities administrator under the Pooling and Servicing Agreement on behalf of the Supplemental Interest Trust with respect to Wells Fargo Home Equity Asset-Backed Certificates 2006-1


By  /s/ Jennifer L. Richardson
    --------------------------
    Name: Jennifer L. Richardson
    Title:  Assistant Vice President

                                   SCHEDULE A

                         Our Reference Numbers: D9003513

   From and including        To but excluding       Notional Amount (USD)
   ------------------        ----------------       ---------------------
        05/30/06                 06/25/06               1,083,627,147
        06/25/06                 07/25/06               1,066,676,459
        07/25/06                 08/25/06               1,046,393,418
        08/25/06                 09/25/06               1,022,839,683
        09/25/06                 10/25/06                996,094,177
        10/25/06                 11/25/06                966,268,296
        11/25/06                 12/25/06                933,508,776
        12/25/06                 01/25/07                898,154,784
        01/25/07                 02/25/07                860,395,820
        02/25/07                 03/25/07                820,960,755
        03/25/07                 04/25/07                780,938,091
        04/25/07                 05/25/07                742,714,616
        05/25/07                 06/25/07                706,337,629
        06/25/07                 07/25/07                671,717,727
        07/25/07                 08/25/07                638,769,842
        08/25/07                 09/25/07                607,297,545
        09/25/07                 10/25/07                577,362,510
        10/25/07                 11/25/07                548,865,347
        11/25/07                 12/25/07                521,784,686
        12/25/07                 01/25/08                494,384,945
        01/25/08                 02/25/08                468,521,262
        02/25/08                 03/25/08                438,946,510
        03/25/08                 04/25/08                50,627,335
        04/25/08                 05/25/08                48,276,443
        05/25/08                 06/25/08                46,079,290
        06/25/08                 07/25/08                44,036,991
        07/25/08                 08/25/08                42,305,921
        08/25/08                 09/25/08                40,653,158
        09/25/08                 10/25/08                39,065,978
        10/25/08                 11/25/08                37,541,746
        11/25/08                 12/25/08                36,077,883
        12/25/08                 01/25/09                34,671,914
        01/25/09                 02/25/09                33,321,490
        02/25/09                 03/25/09                32,024,397
        03/25/09                 04/25/09                29,174,192
        04/25/09                 05/25/09                28,075,116
        05/25/09                 06/25/09                27,017,187
        06/25/09                 07/25/09                25,998,870
        07/25/09                 08/25/09                25,018,689
        08/25/09                 09/25/09                24,075,225
        09/25/09                 10/25/09                23,167,108
        10/25/09                 11/25/09                22,293,020
        11/25/09                 12/25/09                21,451,694
        12/25/09                 01/25/10                20,641,907
        01/25/10                 02/25/10                19,862,484
        02/25/10                 03/25/10                19,112,291
        03/25/10                 04/25/10                18,390,238
        04/25/10                 05/25/10                17,695,276
        05/25/10                 06/25/10                17,026,393
        06/25/10                 07/25/10                16,382,617
        07/25/10                 08/25/10                15,763,009
        08/25/10                 09/25/10                15,166,668
        09/25/10                 10/25/10                14,592,724
        10/25/10                 11/25/10                14,040,342
        11/25/10                 12/25/10                13,508,716
        12/25/10                 01/25/11                12,997,070
        01/25/11                 02/25/11                12,504,657
        02/25/11                 03/25/11                12,030,760
        03/25/11                 04/25/11                11,574,685
        04/25/11                 05/25/11                11,135,767